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                                                                   Exhibit 10.59

          To:     Tenants of 7300 N. Federal Highway

          Date:   August 27, 2002

          RE:     NOTICE OF BUILDING SALE

          On August 27, 2002, the Boca Bay Executive Building, 7300 N. Federal Highway, Boca Raton (all units) was sold by Byram Hill Realty Inc. to Robert Leone Trust, Robert Leone, Trustee.

          Please make future rent checks, beginning September 1, 2002 payable to "Robert Leone Trust" and send to;

                  Robert Leone Trust
                  c/o Lavalle, Brown, Ronan & Soff
                  750 South Dixie Highway
                  Boca Raton, FL 33432
                  Attn: Jeff Brown, Esq.

          Byram Hill Realty Inc. appreciates the past relationship with you and the Robert Leone Trust looks forward to your continued occupancy. Thank you very much for being part of the Boca Bay Executive Building.


                                                Very truly yours,

                                                Byram Hill Realty Inc.

                                                By:  /s/ Russell Madris
                                                   --------------------------
                                                   Russell Madris, President


                                                Robert Leone Trust

                                                By: /s/ Robert Leone
                                                   --------------------------
                                                   Robert Leone, Trustee